EXHIBIT 1.(10)(a)(i)


                      VARIABLE UNIVERSAL LIFE APPLICATION
                       (Known in some states as Flexible
                            Premium Variable Life)


                              ABOUT THIS BOOKLET


Here's the life insurance application you requested. Before you begin, please take a moment to read the step-by-step instructions below. If you have questions and would like to speak to an Account Representative, please call toll free 1-800-531-2923 (in San Antonio call 456-9035).


1. This booklet contains an application for USAA Life Insurance Company's Variable Universal Life insurance policy. Please complete the entire application and sign where indicated. If additional space is needed to answer any question, please attach an extra sheet of paper.

2. Use the Guide opposite the questions as a "road map" to completing the application.

3. In some cases, medical tests will be required. USAA Life will arrange and pay for the tests.

4. To take advantage of our Automatic Payment Plan for premium payments, complete the authorization form enclosed in your packet and attach a check marked "VOID" to the form.

5. RETURN THIS BOOKLET INTACT along with any required premium payment in the enclosed postage-paid envelope. If the insurance you're applying for, plus any other insurance you have with USAA Life, exceeds $500,000, do NOT send the premium payment with your application. We will bill you when your application is approved.


                                     USAA
                                     LIFE
                                   INSURANCE
                                COMPANY [LOGO]

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                   VARIABLE UNIVERSAL LIFE - PART I - GUIDE

1     PROPOSED INSURED

Annual income is NOT required if the applicant is a dependent child.

2     POLICYOWNER

Only the Policyowner can exercise policy rights. If the Proposed Insured is a minor, an adult must be named as the Policyowner. If a business is named as the Policyowner, indicate the name of business.

After the policy is issued, a Business Authorization Form will be sent to you. If the Policyowner is other than the Proposed Insured, we recommend that a Successor Owner be named in Section 20, Special Requests, under Personal Profile Part II.

Generally, it is advisable to name the Proposed Insured as the Successor Owner unless federal estate tax is a consideration OR the Proposed Insured is a minor.

3     PAYOR

If the premiums for the policy will be paid by someone other than the Policyowner, please complete this section.


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VARIABLE UNIVERSAL LIFE - PART I - APPLICATION

1     PROPOSED INSURED (PLEASE PRINT OR TYPE)

 NAME:  FIRST       MIDDLE        LAST          BIRTH DATE:  MO DAY YR    AGE
 ____________________________________________   ______________________    ___

 BIRTHPLACE  (STATE)  SEX: [ ] M   [ ] F
 SOCIAL SECURITY NUMBER _____________________
 USAA NUMBER (IF ANY) _______________________
 DRIVER'S LICENSE NUMBER AND STATE OF ISSUE ________________________ EMPLOYER/SOURCE OF INCOME __________________
 OCCUPATION / DUTIES ________________________
 ANNUAL  INCOME  $___________________________

 MILITARY STATUS:
 [ ] ACTIVE DUTY   [ ] RETIRED      [ ] ACTIVE RESERVE   [ ] INACTIVE RESERVE
 [ ] SEPARATED     [ ] PRECOMMISSIONED        [ ] NONE

 BRANCH OF SERVICE/GOVT AGENCY        MILITARY RANK
 _____________________________        _____________

 RESIDENCE PHONE       EXT.         BUSINESS PHONE        EXT.
 (___)_______________  _______      (___)_______________  _______

 RESIDENCE ADDRESS:  NUMBER & STREET       CITY             STATE         ZIP
 ____________________________________________________________________________

 YEARS THERE
 ___________

 BUSINESS ADDRESS:  NUMBER & STREET        CITY             STATE         ZIP
 ____________________________________________________________________________

 YEARS EMPLOYED
 ______________

 HAVE YOU OR YOUR SPOUSE EVER BEEN AN OFFICER IN THE U.S. ARMED FORCES?
 [ ]  YES    [ ]  NO

 HAVE EITHER OF YOUR PARENTS OR YOUR SPOUSE'S PARENTS EVER BEEN
 AN OFFICER IN THE U.S. ARMED  FORCES?   [ ] YES  [ ] NO

2 POLICYOWNER (COMPLETE ONLY IF THE POLICYOWNER IS OTHER THAN THE PROPOSED INSURED OR IF THE PROPOSED INSURED IS UNDER AGE 15)

 RANK/TITLE            NAME:  FIRST             MIDDLE                 LAST
 ____________________________________________________________________________

 RELATIONSHIP TO INSURED                    SSN/TAX  ID NO.
 ____________________________________________________________________________

 ADDRESS:  NUMBER & STREET             CITY                     STATE    ZIP
 ____________________________________________________________________________

 RESIDENCE PHONE       EXT.         BUSINESS PHONE        EXT.
 (___)_______________  _______      (___)_______________  _______

 BIRTH    MO DAY YR
 DATE:    __/__/__         USAA  NUMBER (IF ANY) ____________

 POLICY SENT TO POLICYOWNER UNLESS OTHERWISE REQUESTED.[ ] INSURED [ ] OTHER IF OTHER, PLEASE COMPLETE THE FOLLOWING:

 NAME:  FIRST                        MIDDLE        LAST
 ____________________________________________________________________________

 ADDRESS:  NUMBER & STREET             CITY                     STATE    ZIP
 ____________________________________________________________________________

 YEARS THERE
 ___________

3     PAYOR (COMPLETE ONLY IF PAYOR IS OTHER THAN POLICYOWNER)

 NAME:  FIRST                        MIDDLE        LAST
 ____________________________________________________________________________

 RELATIONSHIP TO INSURED
 ____________________________________________________________________________

 SSN/TAX ID NO.
 ____________________________________________________________________________

 ADDRESS:  NUMBER & STREET             CITY                     STATE    ZIP
 ____________________________________________________________________________

 YEARS THERE
 ___________

 RESIDENCE PHONE       EXT.         BUSINESS PHONE        EXT.
 (___)_______________  _______      (___)_______________  _______

 BIRTH    MO DAY YR
 DATE:    __/__/__         USAA  NUMBER (IF ANY) ____________

 PREMIUM NOTICES SENT TO POLICYOWNER UNLESS OTHERWISE REQUESTED.



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USAA LIFE INSURANCE COMPANY
9800 FREDERICKSBURG ROAD
SAN ANTONIO, TEXAS 78288

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4     POLICY AMOUNT AND OPTIONAL BENEFITS

SELECT OPTION-Option A and/or Option B are mentioned in the enclosed illustration. Be sure to write in the SPECIFIED AMOUNT OF INSURANCE. Then decide which OPTIONAL BENEFITS you want. Each of the options carries an additional premium.

WAIVER OF MONTHLY DEDUCTION - If you suffer an accident or illness that results in a covered disability; this option guarantees that your cost of insurance will be paid for you during the period of your disability. The premium for this benefit varies based on the age of the Proposed Insured.

ACCIDENTAL DEATH BENEFIT (ADB) - If you die as a result of a covered accident, this option will pay your beneficiary an ADDITIONAL amount above the face amount you have selected for the policy. The selected ADB can be up to a maximum of $200,000, or the face amount of the policy, whichever is less. The premium for ADB is $.84 per $1,000 of coverage per year.

CHILD RIDER - An easy way to provide coverage for your child(ren), this rider is available in $1,000 increments from $2,000 to a maximum of $25,000. The cost for this rider is $6 per $1,000 of coverage per year. Premiums remain the same, regardless of the number of children covered. The Proposed Insured under the basic policy must be age 20 through 55 to select the Child Rider option. If you select the Child Rider option, you must complete Sections 13-19 of the Personal Profile.

5     PREMIUM AMOUNT AND METHOD OF PAYMENT

PREMIUM AMOUNT - Write in your Planned Periodic Premium for the amount of insurance and Optional Benefits you selected in Section 4. (See the enclosed illustration for the premiums.) If you select the Automatic Payment Plan, enclose a check for two months' premium. If you select any other method of payment, enclose one full payment for the payment interval selected. (Please make checks payable to USAA Life Insurance Company.)

METHOD OF PAYMENT - Select the method by which you want to make your premium payments.

AUTOMATIC PAYMENT PLAN. We suggest that you use our Automatic Payment Plan. This is an efficient and economical monthly payment system that authorizes USAA Life to automatically withdraw your premium payment on the date of your choice from your bank account. Complete and return the authorization form enclosed in your packet.

MONTHLY GOVERNMENT ALLOTMENT. If you are eligible, you may elect to pay your premiums by Monthly Government Allotment. With this method, your contract premium amount is deducted at the end of the month in which the salary is earned. We'll provide additional instructions after your policy is issued.

DIRECT BILLING. If you choose this method, please also select a payment frequency. You can choose between an annual, semi-annual or quarterly direct premium payment plan.

SINGLE PREMIUM. Single Premium means you have no plans for future premium payments.

NOTE: IF THE INSURANCE YOU'RE APPLYING FOR, PLUS ANY OTHER INSURANCE YOU NOW HAVE WITH USAA LIFE, EXCEEDS $500,000, DO NOT SEND THE PREMIUM WITH YOUR APPLICATION. WE WILL BILL YOU WHEN YOUR APPLICATION IS APPROVED.

1035 EXCHANGE If you intend to cancel an existing policy and transfer the cash surrender value to the policy applied for in this application, then fill in the amount of exchange and the company name of the policy. You should complete a separate 1035 Exchange form and send it and your old policy with your application.


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4     POLICY AMOUNT AND OPTIONAL BENEFITS

PLAN NAME: VARIABLE UNIVERSAL LIFE (KNOWN AS FLEXIBLE PREMIUM VARIABLE LIFE IN GA, IL, IN, MD, PA, TN, VA, AND DC.) SPECIFIED AMOUNT OF INSURANCE ($100,000 MINIMUM) $_______________

SELECT OPTION
(CHECK ONLY ONE): [ ] OPTION A                 [ ] OPTION B
                      Provides fixed death         Provides fixed
                       benefit protection          insurance protection
                                                   plus your cash
                                                   value as total death benefit

OPTIONAL BENEFITS:  CHECK THE BENEFITS YOU ARE REQUESTING AND
                    FILL IN  AMOUNT IF APPLICABLE.

      [ ]   WAIVER OF MONTHLY  DEDUCTION (Not available if Proposed Insured is under age 15 or over age 55: not available in New York).
      [ ]   ACCIDENTAL  DEATH BENEFIT (ADB) (Not available if Proposed Insured is under age 10 or over age 60) $___________
      [ ]   CHILD RIDER (Only available if Proposed  Insured is age 20 through
            55 and child is age 17 or under;  not  available  for residents of
            Hawaii) $____________
      [ ]   OTHER _________________________________

5     PREMIUM AMOUNT AND METHOD OF PAYMENT

INITIAL PREMIUM PAYMENT AMOUNT   $__________
PLANNED PERIODIC PREMIUMS $_________

METHOD OF PAYMENT
(SELECT ONLY ONE)

      [ ] AUTOMATIC PAYMENT PLAN (MONTHLY) $ ______________ You must complete and return the enclosed authorization form with this application. Please include a voided check from your financial institution.

      [ ]   MONTHLY GOVERNMENT ALLOTMENT $ ______________

      [ ]   DIRECT BILLING $ ______________

            [ ]   ANNUALLY        $ ______________
            [ ]   SEMI-ANNUALLY   $ ______________
            [ ]   QUARTERLY       $ ______________

      [ ]   SINGLE PREMIUM $ ______________

PLEASE ENCLOSE A CHECK
FOR THE INITIAL PREMIUM PAYMENT AMOUNT
WITH YOUR COMPLETED APPLICATION.

If the amount of insurance you're applying for, plus any other life insurance you have with USAA Life, exceeds $500,000, do NOT send the premium.

1035 EXCHANGE $____________  FROM

 ________________________
    (NAME OF COMPANY)



VUL31345ST  1-98


USAA LIFE INSURANCE COMPANY
9800 FREDERICKSBURG ROAD
SAN ANTONIO, TEXAS 78288

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6     INVESTMENT ALLOCATION

Provide the desired percent allocation of the initial premium payment you request next to your selected accounts. If you are allocating your premium payment to variable fund accounts other than the Money Market Variable Fund Account, that portion of your premium payment will be allocated to the Money Market Variable Fund Account for a period equal to the FREE LOOK PERIOD stated in your policy plus five days. At the end of the period, the premium payments will be allocated as directed in this application and as explained in more detail in the prospectus. If you decide to return the policy within the FREE LOOK PERIOD, USAA Life will refund your money as explained in the policy.


7     INVESTMENT SUITABILITY INFORMATION

These questions are intended to help you determine your Investment Objectives and Risk Tolerance. This information helps us determine the suitability of this policy for your needs.

Please complete all of this information to the best of your ability. Enter a number from 1-4 in the space provided (with 1 as the highest) to rate the priority of your Investment Objectives and Risk Tolerance. Below this, complete the information based on the Policyowner's income and net worth.

8     TOBACCO USE

Please answer questions regarding your tobacco use.

NOTE: TOBACCO USE QUESTION A SHOULD BE ANSWERED "YES" IF THE PROPOSED INSURED HAS USED ANY TOBACCO PRODUCTS OR NICOTINE SUBSTITUTES (E.G., NICOTINE PATCH OR
GUM) IN THE PAST 12 MONTHS.


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6     INVESTMENT ALLOCATION

You may allocate your premium payment to as many of the variable fund accounts as you like, in amounts no smaller than one tenth of a percent, as long as the total equals 100%.

USAA LIFE:

 _____ % Growth & Income
 _____ % World Growth
 _____ % Aggressive Growth
 _____ % Diversified Assets
 _____ % International
 _____ % Income
 _____ % Money Market
 _____ % Alger American Growth
 _____ % Scudder VLIF Capital Growth
 _____ % Bankers Trust Equity 500 Index
 _____ % Bankers Trust Small Cap Index
 _____ % Bankers Trust EAFE (R) Index

 100% TOTAL

7     INVESTMENT SUITABILITY INFORMATION (TO BE COMPLETED BY POLICYOWNER)

INVESTMENT OBJECTIVES
Enter a priority rating from 1-4 (with 1 as highest).

 _____  Long-term gain
 _____  Short-term gain
 _____  Income
 _____  Tax advantaged

RISK TOLERANCE
Check one.

 ______  Aggressive
 ______  Moderate
 ______  Conservative

INVESTMENT TIME HORIZON
[ ] 1-10 years               [ ] 10-20 years   [ ] 20+ years

Annual income from  occupation $_______
Annual income from other sources $_______
Projected  income for next 12 months  $_______
Estimated  net worth  (excluding home) $_______
Tax bracket _____
List sources of income ________________

8 TOBACCO USE (PLEASE LIST DETAILS FOR EACH "YES" ANSWER IN THE SPACE PROVIDED BELOW)

A. Has the Proposed Insured smoked one or more cigarettes in the last 12 months? [ ] Yes [ ] No

B. Has the Proposed Insured used any other form of tobacco or tobacco surrogate in the last 12 months? [ ]Yes [ ] No

C.    Has the Proposed Insured ever used any form of tobacco? [ ]Yes [ ]No

    TYPE          AVERAGE DAILY USAGE       DATE LAST USED
  ________        ___________________      _______________

    TYPE          AVERAGE DAILY USAGE       DATE LAST USED
  ________        ___________________      _______________

    TYPE          AVERAGE DAILY USAGE       DATE LAST USED
  ________        ___________________      _______________

    TYPE          AVERAGE DAILY USAGE       DATE LAST USED
  ________        ___________________      _______________

                 NOW, COMPLETE THE PERSONAL PROFILE SECTION.



VUL31345ST  1-98


USAA LIFE INSURANCE COMPANY
9800 FREDERICKSBURG ROAD
SAN ANTONIO, TEXAS 78288

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

                      PERSONAL PROFILE - PART I - GUIDE

9     PURPOSE OF INSURANCE

Please check the appropriate box for Purpose of Insurance. Purpose of Insurance includes two broad areas -- personal and business.

PERSONAL INSURANCE INCLUDES: FAMILY PROTECTION, which protects against the loss of your future income; ESTATE LIQUIDITY, which protects against the forced sale of your estate to pay estate taxes; DEBT PROTECTION, to pay specific debt balances.

BUSINESS INSURANCE INCLUDES: KEY PERSON, which protects a business from loss of revenue due to the death of a key person; BUY/SELL AGREEMENT, which provides funding to settle a deceased partner's business interest.

IF THE PURPOSE FOR THIS INSURANCE IS NOT LISTED, please check "Other" and indicate the purpose in the space provided.

10    BENEFICIARY DESIGNATION

Please write in the full name and address of each beneficiary. If you wish to name a trust as beneficiary, please indicate whether it is an intervivos (living) trust or a testamentary trust established by your will. If it is an intervivos trust, please include the date it was written, grantor's name, and the name and address of the trustee.

PRIMARY BENEFICIARY - This is the person, persons, or trust to receive the proceeds from the policy at the insured's death.

CONTINGENT BENEFICIARY - The person, persons, or trust to receive the proceeds if the primary beneficiary does not survive the insured. If more than one person is named as primary or contingent beneficiary, the proceeds will be divided equally unless otherwise directed.

NOTE: WHEN YOU NAME A BENEFICIARY, PLEASE INCLUDE NAME, ADDRESS, RELATIONSHIP, AND SOCIAL SECURITY OR TAX IDENTIFICATION NUMBER INFORMATION.

11 LIFE INSURANCE NOW IN FORCE (OR APPLIED FOR ON THE LIFE OF PROPOSED INSURED NAMED IN PART I)

COMPLETE NAME OF COMPANY - Please list all policies currently in force or applied for on the life of the individual to be insured. If none, so indicate.

TYPE OF PLAN AND COVERAGE - Please indicate type of plan and coverage type (e.g., personal, business, group) for each policy listed.

ACCIDENTAL DEATH BENEFIT - If any of these policies have an Accidental Death Benefit, fill in the dollar amount.

12    REPLACEMENT

If you are replacing a policy, please provide the following information:. name of company, amount of policy, effective date of policy, and policy number.

NOTE: IF YOU ARE REPLACING A POLICY THAT HAS SUBSTANTIAL CASH AVAILABLE, YOU MAY BE CREATING A TAXABLE SITUATION. TAX RULES MAY ALLOW YOU TO DEFER THIS TAXABLE GAIN WHEN BUYING ANOTHER POLICY. SPECIAL FORMS ARE REQUIRED IN SUCH SITUATIONS, SO PLEASE CALL FOR ASSISTANCE.

HAWAII RESIDENTS: IF YOU CHECK "YES" FOR REPLACEMENT, state law requires that you send your policy to USAA Life Insurance Company for comparison.


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

PERSONAL PROFILE - PART I

9     PURPOSE OF INSURANCE

      [ ] FAMILY PROTECTION              [ ]  KEY PERSON
      [ ] ESTATE LIQUIDITY               [ ]  BUY/SELL AGREEMENT
      [ ] DEBT PROTECTION                [ ]  OTHER

10    BENEFICIARY  DESIGNATION  (ATTACH  A  SEPARATE  SHEET  IF MORE  SPACE IS
      REQUIRED)

 NAME OF PRIMARY BENEFICIARY(IES):  FIRST         MIDDLE           LAST
 _____________________________________________________________________________

 RELATIONSHIP TO INSURED   BIRTH DATE:    MO DAY YR       SSN / TAX ID NUMBER
 _________________________________________/___/_______________________________

 ADDRESS:   NUMBER & STREET             CITY                     STATE    ZIP
 _____________________________________________________________________________

 NAME OF CONTINGENT BENEFICIARY(IES):  FIRST         MIDDLE           LAST
 _____________________________________________________________________________

 RELATIONSHIP TO INSURED   BIRTH DATE:    MO DAY YR       SSN / TAX ID NUMBER
 _________________________________________/___/____________________________

  ADDRESS:  NUMBER & STREET             CITY                     STATE    ZIP
  ____________________________________________________________________________

IF THERE ARE NO SURVIVING BENEFICIARIES, THE PROCEEDS ARE PAID TO THE OWNER OR, IF THE OWNER IS DECEASED, TO THE OWNER'S ESTATE. IF A BENEFICIARY DESIGNATED IS A TRUST PLEASE PROVIDE THE TRUST NAME, GRANTOR'S NAME, TRUST DATE, TRUSTEE INFORMATION AND TRUST TAX IDENTIFICATION NUMBER.

11 LIFE INSURANCE NOW IN FORCE (OR APPLIED FOR ON THE LIFE OF PROPOSED INSURED NAMED IN PART I)

1.    NAME OF COMPANY       POLICY NUMBER       YR ISSUED       TYPE PLAN
      ________________________________________________________________________

      COVERAGE TYPE              AMOUNT               ACCIDENTAL DEATH BENEFIT
      ________________________________________________________________________

2.    NAME OF COMPANY       POLICY NUMBER       YR ISSUED       TYPE PLAN
      ________________________________________________________________________

      COVERAGE TYPE              AMOUNT               ACCIDENTAL DEATH BENEFIT
      ________________________________________________________________________

3.    NAME OF COMPANY       POLICY NUMBER       YR ISSUED       TYPE PLAN
      ________________________________________________________________________

      COVERAGE TYPE              AMOUNT               ACCIDENTAL DEATH BENEFIT
      ________________________________________________________________________

12    REPLACEMENT

Is this application for insurance intended to replace or modify any life insurance now in force on the life of any Proposed Insured? (This information is required by state regulations.) [ ] Yes [ ]No

IF YES, PLEASE LIST EACH POLICY TO BE REPLACED.

 _____________________________________________________________________________
  COMPANY              AMOUNT               ISSUE DATE          POLICY NUMBER

 _____________________________________________________________________________
  COMPANY              AMOUNT               ISSUE DATE          POLICY NUMBER


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VUL31345ST 1-98



USAA LIFE INSURANCE COMPANY
9800 FREDERICKSBURG ROAD
SAN ANTONIO, TEXAS 78288

                                                                    31345-0198
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

13    CHILD RIDER  (AVAILABLE FOR CHILDREN AGE 17 AND UNDER;  NOT AVAILABLE IN
      HAWAII)

Complete this section if you are requesting Child Rider coverage on your policy. Complete questions about children in Section 18 of Part II, Statement of Health. Family members who are not listed will not be covered.

NOTE: UNLESS OTHERWISE DESIGNATED UNDER SECTION 20, SPECIAL REQUESTS, THE BENEFICIARY FOR THIS INSURANCE WILL BE THE PROPOSED INSURED UNDER THE BASIC POLICY.

14    AVOCATION

Complete this section for all persons to be covered under the basic policy and Child Rider.

Please  give  details   regarding  the  type  of  activity  and  frequency  of
participation.

15    FOREIGN RESIDENCE / TRAVEL

Complete this section for all persons to be covered under the basic policy and Child Rider.

This question applies to active duty personnel as well as to civilians. Do not include vacation travel of 30 days or less to Europe, Canada, Mexico, or Japan.

16    AVIATION

Complete this section for all persons to be covered under the basic policy and Child Rider.

Please give details regarding type of aircraft, FAA certificate type(s), and hours flown.

17    DRIVING HISTORY

Complete this section for all persons to be covered under the basic policy and Child Rider.

Please provide details regarding driving history for the past five years.


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13    CHILD RIDER (ATTACH A SEPARATE SHEET IF MORE SPACE IS REQUIRED)

IF COVERAGE IS NOT REQUIRED, PROCEED TO THE NEXT QUESTION.

1.    CHILD'S NAME              SEX: [ ]M  [ ]F    BIRTH DATE: MO DAY YR
      ________________________________________________________________________

      SOCIAL SECURITY NUMBER     HEIGHT (FT/IN)  WEIGHT (LBS)
      ________________________________________________________________________

      AMOUNT OF LIFE INSURANCE NOW IN FORCE
      ________________________________________________________________________

2.    CHILD'S NAME              SEX: [ ]M  [ ]F    BIRTH DATE: MO DAY YR
      ________________________________________________________________________

      SOCIAL SECURITY NUMBER     HEIGHT (FT/IN)  WEIGHT (LBS)
      ________________________________________________________________________

      AMOUNT OF LIFE INSURANCE NOW IN FORCE
      ________________________________________________________________________

3.    CHILD'S NAME              SEX: [ ]M  [ ]F    BIRTH DATE: MO DAY YR
      ________________________________________________________________________

      SOCIAL SECURITY NUMBER     HEIGHT (FT/IN)  WEIGHT (LBS)
      ________________________________________________________________________

      AMOUNT OF LIFE INSURANCE NOW IN FORCE
      ________________________________________________________________________

14    AVOCATION

Has any Proposed Insured ever participated in or does any Proposed Insured plan to participate in (within the next 12 months) any of the following:
[ ] Yes [ ] No

IF YES, CHECK ALL THAT APPLY AND PROVIDE DETAILS BELOW.

      [ ]   AUTOMOBILE RACING
      [ ]   SKYDIVING
      [ ]   ROCK OR MOUNTAIN CLIMBING
      [ ]   POWERBOAT RACING
      [ ]   ULTRALIGHT FLYING
      [ ]   MOTORCYCLE RACING
      [ ]   HANG GLIDING
      [ ]   SCUBA DIVING
      [ ]   BALLOONING

 PROPOSED INSURED                AVOCATION                 TIMES PER MONTH
 _____________________________________________________________________________

 DETAILS (SPEEDS ATTAINED,  DEPTHS/HEIGHTS REACHED, ETC.)
 _____________________________________________________________________________

 PROPOSED INSURED     AVOCATION      TIMES PER MONTH
 _____________________________________________________________________________

 DETAILS (SPEEDS ATTAINED,  DEPTHS/HEIGHTS REACHED, ETC.)
 _____________________________________________________________________________

15    FOREIGN RESIDENCE / TRAVEL

Do any of the Proposed Insureds plan to travel to or reside in a foreign country within the next 12 months? [ ] Yes [ ] No

IF YES, PROVIDE DETAILS AS INDICATED BELOW.

 _____________________________________________________________________________
 PROPOSED INSURED    COUNTRY NAME       PURPOSE OF VISIT       LENGTH OF  STAY

 _____________________________________________________________________________
 PROPOSED INSURED    COUNTRY NAME       PURPOSE OF VISIT       LENGTH OF  STAY

16.   AVIATION

Has any Proposed Insured ever flown or does any Proposed Insured plan to fly in the next 24 months as a pilot, crew member, student, or in any capacity other than as a passenger? [ ] Yes [ ] No

IF YES, COMPLETE THE FOLLOWING.

 ACTIVE DUTY OR RESERVE         BRANCH OF SERVICE        MAJOR COMMAND (AMC,
                                                         ACC, etc.)
 _____________________________________________________________________________

 TYPE(S) OF AIRCRAFT   [ ] PILOT    [ ] CREW MEMBER
 _____________________________________________________________________________

 HOURS FLOWN:  NEXT 12 MOS.      LAST 12 MOS.      13-24 MOS. AGO
 _____________________________________________________________________________

COMMERCIAL
 _____________________________________________________________________________

 TYPE(S) OF AIRCRAFT   [ ] PILOT    [ ] CREW MEMBER
 _____________________________________________________________________________

 HOURS FLOWN:  NEXT 12 MOS.      LAST 12 MOS.      13-24 MOS. AGO
 _____________________________________________________________________________

 CIVILIAN PLEASURE
 _____________________________________________________________________________

 TYPE(S) OF AIRCRAFT   [ ] PILOT    [ ] CREW MEMBER
 _____________________________________________________________________________

 HOURS FLOWN:  NEXT 12 MOS.      LAST 12 MOS.      13-24 MOS. AGO
 _____________________________________________________________________________

TOTAL HOURS FLOWN WHILE IN CHARGE OF AN AIRCRAFT: _____ MILITARY _____CIVILIAN

If aviation participation requires a restriction for the base policy, which do you prefer?
   [ ] Pay additional premium   [ ] Have policy contain an Aviation Exclusion
                                    except when traveling as a passenger

NOTE: THE ABOVE OPTIONS DO NOT APPLY TO THE ACCIDENTAL DEATH BENEFIT. THE AVIATION EXCLUSION FOR THAT BENEFIT CANNOT BE WAIVED.

17    DRIVING HISTORY

Within the last five years, has any Proposed Insured been convicted of Driving While Intoxicated, Driving Under the Influence, two or more moving violations, or had a driver's license suspended or revoked? [ ] Yes [ ] No

IF YES, PROVIDE DETAILS AS INDICATED BELOW.

 ____________________________________________________________________________
 PROPOSED INSURED    DATE      VIOLATION TYPE    DETAILS (SPEED, LENGTH OF
                                                 SUSPENSION/REVOCATION, ETC.)

 ____________________________________________________________________________
 PROPOSED INSURED    DATE      VIOLATION TYPE    DETAILS (SPEED, LENGTH OF
                                                 SUSPENSION/REVOCATION, ETC.)


                                                            TURN TO NEXT PAGE.


VUL31345ST 1-98


USAA LIFE INSURANCE COMPANY
9800 FREDERICKSBURG ROAD
SAN ANTONIO, TEXAS 78288

                                                                    31345-0198
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

                       PERSONAL PROFILE - PART II GUIDE

18    STATEMENT OF HEALTH

Complete this section for all persons to be covered under the basic policy and Child Rider.

Depending upon your age, the amount of coverage for which you are applying, and your health history, certain medical tests will need to be performed to underwrite your insurance. USAA Life will have a paramedical service contact you to schedule the appointment.

We will pay for anything we request. If you would like to expedite the process, please call your Account Representative.

ATTENTION APO/FPO:
You will not be contacted by a paramedical service. If tests or exams are indicated, please have a physician complete the enclosed Medical Examiner's Report.


19    MEDICAL DETAILS

Please list details to questions answered "YES" in the Statement of Health. Attach a separate sheet if more space is required.

                          PERSONAL PROFILE - PART II

18    STATEMENT OF HEALTH

(COMPLETE THIS SECTION FOR ALL PROPOSED INSUREDS INCLUDING ANY PERSON TO BE COVERED BY THE CHILD RIDER)


Give full details of any "YES" answers to questions #3 or #4. Include dates, name of Proposed Insured, name and address of physician consulted, reason for visit, type of treatment, and any medication prescribed in the MEDICAL DETAILS section listed below.

1.    Height and weight of Proposed Insured.  ___ Feet  ___ Inches  ___ Lbs.

2.    Has there been any change in weight during the last 12 months?
      [ ] Yes [ ] No   If yes, indicate gain or  loss. Gain  ___ Lbs.
                                                       Loss  ___ Lbs.

3.    Has any Proposed Insured under the basic policy or under
      the Child Rider ever:                                        YES   NO
A.    Had a life or health insurance application declined,
      postponed, modified or rated?                                [ ]   [ ]
B.    Had or been treated by a physician or consulted with a
      health advisor for any of the following:
      1.    Disorder of eyes, ears, nose or throat?                [ ]   [ ]
      2.    High blood pressure, chest pain, heart attack, or
            other cardiovascular disorder?                         [ ]   [ ]
      3.    Disorder of the kidney, genitourinary tract, or
            reproductive system?                                   [ ]   [ ]
      4.    Diabetes, hyperthyroidism, or other endocrine gland
            disorder?                                              [ ]   [ ]
      5.    Ulcers, hepatitis, disorder of pancreas, liver, or
            intestines?                                            [ ]   [ ]
      6.    Cancer, tumors, arthritis, disorder of the bones or
            joints, or connective tissue disease?                  [ ]   [ ]
      7.    Disorder of the blood, lymph glands, or respiratory
            system?                                                [ ]   [ ]
      8.    Mental, nervous system, or brain disorder?             [ ]   [ ]
      9.    Alcoholism or advised to reduce or discontinue the
            use of alcohol for health reasons?                     [ ]   [ ]
C.    Consulted for any other reason a physician or other
      physical or mental health advisor within the last five
      years?                                                       [ ]   [ ]
D.    Used marijuana, cocaine, heroin, barbiturates,
      hallucinogens, or amphetamines unless on the advice  of a
      physician?                                                   [ ]   [ ]
E.    Been diagnosed or treated by a physician for Acquired
      Immune Deficiency Syndrome (AIDS), AIDS-related complex
      (ARC), or AIDS-related condition?                            [ ]   [ ]
F. Been diagnosed or treated by a physician for any other sexually transmitted disease (other than AIDS/ARC)?

4.    Did mother or father of any Proposed Insured die before
      age 60 of cardiovascular disease or cancer?                  [ ]   [ ]


19    MEDICAL DETAILS (ATTACH A SEPARATE SHEET IF MORE SPACE IS REQUIRED)

 QUESTION #          PROPOSED INSURED          VISIT DATE         VISIT REASON
 _____________________________________________________________________________

 DOCTOR'S  NAME/ADDRESS                TREATMENT                  MEDICATION
 _____________________________________________________________________________

 QUESTION #          PROPOSED INSURED          VISIT DATE         VISIT REASON
 _____________________________________________________________________________

 DOCTOR'S  NAME/ADDRESS                TREATMENT                  MEDICATION
 _____________________________________________________________________________

 QUESTION #          PROPOSED INSURED          VISIT DATE         VISIT REASON
 _____________________________________________________________________________

 DOCTOR'S  NAME/ADDRESS                TREATMENT                  MEDICATION
 _____________________________________________________________________________

 QUESTION #          PROPOSED INSURED          VISIT DATE         VISIT REASON
 _____________________________________________________________________________

 DOCTOR'S  NAME/ADDRESS                TREATMENT                  MEDICATION
 _____________________________________________________________________________

 QUESTION #          PROPOSED INSURED          VISIT DATE         VISIT REASON
 _____________________________________________________________________________

 DOCTOR'S  NAME/ADDRESS                TREATMENT                  MEDICATION
 _____________________________________________________________________________

 QUESTION #          PROPOSED INSURED          VISIT DATE         VISIT REASON
 _____________________________________________________________________________

 DOCTOR'S  NAME/ADDRESS                TREATMENT                  MEDICATION
 _____________________________________________________________________________

 QUESTION #          PROPOSED INSURED          VISIT DATE         VISIT REASON
 _____________________________________________________________________________

 DOCTOR'S  NAME/ADDRESS                TREATMENT                  MEDICATION
 _____________________________________________________________________________

20    SPECIAL REQUESTS (WRITE IN ANY SPECIAL INSTRUCTIONS HERE)

 _____________________________________________________________________________
 _____________________________________________________________________________
 _____________________________________________________________________________

          NOW READ AND SIGN AUTHORIZATION IN PART III.  SEE NEXT PAGE.


VUL31345ST  1-98



USAA LIFE INSURANCE COMPANY
9800 FREDERICKSBURG ROAD
SAN ANTONIO, TEXAS 78288


                                                                    31345-0198
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                                                                        ST

                           PART III - AUTHORIZATION

HOME OFFICE ADDITIONS AND CORRECTIONS (DO NOT WRITE IN THIS SPACE)

No change in age at issue, plan of insurance, amount, risk classification, or benefits shall be effective unless agreed to in writing by the Proposed Insured and the Applicant if other than the Proposed Insured.

TELEPHONE PRIVILEGES

You may change premium payment allocation, request partial surrenders, request loans, and request transfers between variable fund accounts by telephone. If you want to decline the right to conduct this type of business by telephone, please check this box.

 ____ DECLINE

               CONDITIONS RELATING TO THIS APPLICATION / NOTICES

The Proposed Insured and the Applicant, if other than the Proposed Insured, represent that all statements and answers contained in this application are complete and true and are offered as consideration for the insurance applied for. It is expressly agreed that:

1. The company is authorized to amend this application by an appropriate notation in the space designated HOME OFFICE ADDITIONS AND CORRECTIONS in order to correct any apparent errors or omissions. However, no change in age at issue, plan of insurance, amount, risk classification, or benefits shall be effective unless agreed to in writing by the Proposed Insured and the Applicant if other than the Proposed Insured. The acceptance of any policy issued as a result of this application shall constitute an acceptance of such amendments as well as the acceptance of the beneficiary designation, ownership, and method of payment of the proceeds of such policy.

2. The initial premium payment is held by the Company in its general account while your application is being considered. During this time no earnings are credited to an Account for you. If your application is accepted, the premium will be transferred to the Variable Fund Accounts as provided in the policy.

3. The company shall incur no liability under this application prior to delivery of the policy unless and until all conditions expressed hereafter are met:

(a) an amount equal to the first full premium for the method of payment you selected is received by the company, and

(b) all underwriting requirements, including any medical examinations required by the company's rules, are complete.

If the Proposed Insured is an acceptable risk for insurance exactly as applied for without modification of plan, premium rate, or amount of insurance under the company's rules and practices, then the insurance under the policy applied for shall become effective on the latest of: the date the company receives the application, the date of completion of all underwriting requirements, or any date of issue requested in the application. If any of the above conditions are not met, the liability of the company shall be limited to the return of the premium submitted. PRIOR TO DELIVERY OF THE POLICY, THE COMPANY 5 MAXIMUM LIABILITY UNDER THIS APPLICATION SHALL NOT EXCEED $200,000, INCLUDING ACCIDENTAL DEATH BENEFIT.



VUL31345ST  1-98


USAA LIFE INSURANCE COMPANY
9800 FREDERICKSBURG ROAD
SAN ANTONIO, TEXAS 78288


                                                                    31345-0198
                                                                    ----------
                                                                        ST

                            PART III AUTHORIZATION

I hereby authorize any licensed physician, medical practitioner, hospital, clinic, or medically related facility, insurance company, Medical Information Bureau, or any other organization, institution, or person that has any records or knowledge of me or my health or that of any child to be insured, to provide USAA Life Insurance Company any such information, including information about AIDS, HIV, drugs, alcoholism, or mental illness. I further authorize USAA Life Insurance Company to release any information obtained by this authorization to its reinsurers, to the Medical Information Bureau, and other insurance companies with which I have policies or to which I may apply or to which a claim for benefits may be submitted, and to other persons or organizations performing business or legal services in connection with my application or claim. I agree that this authorization will remain in force for 2 1/2 years from its date and that a reproduction shall be as valid as the original.

I authorize the company to obtain an investigative consumer report on me or any child to be insured and elect the opportunity to be interviewed if such a report is prepared.

I have read and understand the above authorization. I also acknowledge receipt and review of the Notice of Privacy and Disclosure practices attached to the application envelope.

I have received and read the prospectus for this Variable Universal Life contract including the prospectuses for the underlying Funds. I understand the objectives of the Variable Universal Life accounts as explained in the prospectus and have determined that my allocations are suitable investments based upon my needs and financial situation.

I understand that the premium payment value allocated to the Variable Fund Accounts may increase or decrease and is not guaranteed as to a dollar amount.


NOTE: The following  certification is required by the Internal Revenue Service
(IRS), and does not affect your insurability.

CERTIFICATION - Under penalties of perjury I certify that:

1.The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and

2. I am not subject to backup withholding either because I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of failure to report all interest or dividends, or the IRS has notified me that I am no longer subject to backup withholding (does not apply to real estate transactions, mortgage interest paid the acquisition or abandonment of secured contributions to an individual retirement arrangement (IRA), and payments other than interest and dividends).

CERTIFICATION INSTRUCTIONS - You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return. The IRS does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.


DATED AT _________________________ THIS ______ DAY OF _________________, 19____
           CITY            STATE

 _____________________________________________
 SIGNATURE OF PROPOSED INSURED OF BASIC POLICY
 (PARENT IF UNDER 15)

 _____________________________________________
 SIGNATURE OF POLICYOWNER IF OTHER THAN
 PROPOSED INSURED

 _____________________________________________
 SIGNATURE OF WITNESS (A NOTARY IS NOT
 REQUIRED)

 USAA LIFE USE ONLY

 _____________________________________________
 SIGNATURE OF AGENT

 _____________________________________________               _____________
 SIGNATURE OF REGISTERED PRINCIPAL                           DATE


VUL31345ST  1-98


USAA LIFE INSURANCE COMPANY
9800 FREDERICKSBURG ROAD
SAN ANTONIO, TEXAS 78288


                                                                    31345-0198
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

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